                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                            1/1/2004
COLLECTION PERIOD ENDING:                              1/31/2004
PREV. DISTRIBUTION/CLOSE DATE:                         1/12/2004
DISTRIBUTION DATE:                                     2/12/2004
DAYS OF INTEREST FOR PERIOD:                                  31
DAYS OF COLLECTION PERIOD                                     31
MONTHS SEASONED:                                               4

                                                                               ORIGINAL
PURCHASES                  UNITS         CUT-OFF DATE      CLOSING DATE      POOL BALANCE
---------                  -----         ------------      ------------      ------------
INITIAL PURCHASE           62,342         9/30/2003         10/29/2003     1,024,700,567.30
SUB. PURCHASE #1
SUB. PURCHASE #2
                           ------         ---------         ----------     ----------------
TOTAL                      62,342                                          1,024,700,567.30

I. ORIGINAL DEAL PARAMETERS

                                       DOLLAR AMOUNT           # OF CONTRACTS
                                       -------------           --------------
Original Portfolio :                $ 1,024,700,567.30             62,342

                                                                         LEGAL FINAL
Original Securities:        DOLLAR AMOUNT                COUPON           MATURITY
--------------------        -------------                ------           --------
        Class A-1 Notes   $  193,000,000.00             1.13000%          11/12/2004
        Class A-2 Notes      280,000,000.00             1.66000%           2/12/2007
        Class A-3 Notes      210,000,000.00             2.48000%           3/12/2008
        Class A-4 Notes      249,000,000.00             3.20000%          12/13/2010
        Class B Notes         92,700,567.30             8.00000%          12/13/2010
                          -----------------
         Total            $1,024,700,567.30

II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

        (1)  Beginning of period Aggregate Principal Balance                                               (1)       972,173,646.55
                                                                                                               ---------------------
        (2)  Subsequent Receivables Added                                                                  (2)                    -
                                                                                                               ---------------------
             Monthly Principal Amounts

             (3)  Principal Portion of Scheduled Payments Received     (3)     11,144,504.98
                                                                           ------------------
             (4)  Principal Portion of Prepayments Received            (4)      7,639,130.92
                                                                           ------------------
             (5)  Principal Portion of Liquidated Receivables          (5)      2,935,009.67
                                                                           ------------------
             (6)  Aggregate Amount of Cram Down Losses                 (6)                 -
                                                                           ------------------
             (7)  Other Receivables adjustments                        (7)                 -
                                                                           ------------------
             (8)  Total Principal Distributable Amounts                                                    (8)        21,718,645.57
                                                                                                               ---------------------
        (9)  End of Period Aggregate Principal Balance                                                     (9)       950,455,000.98
                                                                                                               =====================
       (10)  Pool Factor  (Line 9 / Original Pool Balance)                                                (10)              92.7544%
                                                                                                               =====================

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                   CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4         CLASS B          TOTAL
                                ---------------  --------------  --------------  --------------  -------------  ------------------

 (11)  Original Note Balance    $193,000,000.00  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30  $ 1,024,700,567.30
                                ---------------  --------------  --------------  --------------  -------------  ------------------
 (12)  Beginning of period Note
       Balance                   110,968,528.44  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30      942,669,095.74
                                ---------------  --------------  --------------  --------------  -------------  ------------------
 (13)  Noteholders' Principal
       Distributable Amount       21,718,645.57               -               -               -   7,365,317.23       29,083,962.80
 (14)  Class A Noteholders'
       Accelerated Principal
       Amount                      1,354,032.02               -               -               -                       1,354,032.02
 (15)  Class A Noteholders'
       Principal Carryover
       Amount                                 -               -               -               -                                  -
 (16)  Policy Claim Amount                    -               -               -               -                                  -
                                ---------------  --------------  --------------  --------------  -------------  ------------------
 (17)  End of period Note
       Balance                    87,895,850.85  280,000,000.00  210,000,000.00  249,000,000.00  85,335,250.07      912,231,100.92
                                ===============  ==============  ==============  ==============  =============  ==================
 (18)  Note Pool Factors
       (Line 17 / Line 11)              45.5419%       100.0000%       100.0000%       100.0000%       92.0547%            89.0242%
                                ---------------  --------------  --------------  --------------  -------------  ------------------
 (19)  Class A Noteholders'
       Ending Note Balance       826,895,850.85
 (20)  Class B Noteholders'
       Ending Note Balance        85,335,250.07
 (21)  Class A Noteholders'
       Beginning Note Balance    849,968,528.44
 (22)  Class B Noteholders'
       Beginning Note Balance     92,700,567.30
 (23)  Total Noteholders
       Principal Distribution
       for Collection Period      30,437,994.82
 (24)  Total Noteholders
       Interest Distribution
       for Collection Period       2,211,315.66

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

       (25) Total Monthly Principal Collection Amounts                                                      (25)      21,718,645.57
                                                                                                                  ------------------
       (26) Required Pro Forma Class A Note Balance (87% x Line 9)                 (26)    826,895,850.85
                                                                                        ------------------
       (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                      (27)    828,249,882.87
                                                                                        ------------------
       (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                     (28)                 -                        -
                                                                                        ------------------        ------------------
       (29) Principal Distribution Amount (Line 25 - Line 28)                                               (29)      21,718,645.57
                                                                                                                  ==================

V. RECONCILIATION OF COLLECTION ACCOUNT:

       AVAILABLE FUNDS

       (30) Interest Collections                                                   (30)     14,332,887.00
                                                                                        ------------------
       (31) Repurchased Loan Proceeds Related to Interest                          (31)                 -
                                                                                        ------------------
       (32) Principal Collections                                                  (32)     11,144,504.98
                                                                                        ------------------
       (33) Prepayments in Full                                                    (33)      7,639,130.92
                                                                                        ------------------
       (34) Prepayments in Full Due to Administrative Repurchases                  (34)                 -
                                                                                        ------------------
       (35) Repurchased Loan Proceeds Related to Principal                         (35)                 -
                                                                                        ------------------
       (36) Collection of Supplemental Servicing - Extension and Late Fees         (36)        264,394.23
                                                                                        ------------------
       (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced (37)                 -
                                                                                        ------------------
       (38) Liquidation Proceeds                                                   (38)        884,339.79
                                                                                        ------------------
       (39) Recoveries from Prior Month Charge-Offs                                (39)         13,125.00
                                                                                        ------------------
       (40) Investment Earnings - Collection Account                               (40)         15,681.55
                                                                                        ------------------
       (41) Investment Earnings - Spread Account                                   (41)         23,509.84
                                                                                        ------------------
       (42) Total Available Funds                                                                           (42)      34,317,573.31
                                                                                                                  ------------------

       DISTRIBUTIONS:

       (43) Base Servicing Fee - to Servicer                                       (43)      1,822,825.59
                                                                                        ------------------
       (44) Supplemental Servicing Fee - to Servicer                               (44)        333,835.98
                                                                                        ------------------
       (45) Indenture Trustee Fees                                                 (45)            250.00
                                                                                        ------------------
       (46) Owner Trustee Fees                                                     (46)                 -
                                                                                        ------------------
       (47) Backup Servicer Fees                                                   (47)                 -
                                                                                        ------------------

       NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                       BEGINNING     INTEREST  INTEREST                     CALCULATED
          CLASS       NOTE BALANCE  CARRYOVER    RATE     DAYS  DAYS BASIS   INTEREST
          -----       ------------  ---------    ----     ----  ----------   --------
     (48) Class A-1  110,968,528.44      -     1.13000%    31  Act.Days/360 107,978.54     (48)        107,978.54
                                                                                                ------------------
     (49) Class A-2  280,000,000.00      -     1.66000%    30     30/360    387,333.33     (49)        387,333.33
                                                                                                ------------------
     (50) Class A-3  210,000,000.00      -     2.48000%    30     30/360    434,000.00     (50)        434,000.00
                                                                                                ------------------
     (51) Class A-4  249,000,000.00      -     3.20000%    30     30/360    664,000.00     (51)        664,000.00
                                                                                                ------------------
     (52)  Class B    92,700,567.30      -     8.00000%    30     30/360    618,003.78     (52)        618,003.78
                                                                                                ------------------

     NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                        PRINCIPAL   PRINCIPAL   EXCESS     MANDATORY              TOTAL
            CLASS     DISTRIBUTION  CARRYOVER PRIN. DUE  NOTE PREPAYMENT        PRINCIPAL
            -----     ------------  --------- ---------  ---------------        ---------
     (53) Class A-1   21,718,645.57     -          -            -         -    21,718,645.57       (53)     21,718,645.57
                                                                                                        ------------------
     (54) Class A-2               -     -          -            -         -                -       (54)                 -
                                                                                                        ------------------
     (55) Class A-3               -     -          -            -         -                -       (55)                 -
                                                                                                        ------------------
     (56) Class A-4               -     -          -            -         -                -       (56)                 -
                                                                                                        ------------------
     (57)  Class B                -     -          -            -         -                -       (57)                 -
                                                                                                        ------------------

   (58)  Insurer Premiums - to MBIA                                               (58)         162,910.63
                                                                                       ------------------
   (59)  Total Distributions                                                                              (59)        26,249,783.43
                                                                                                               ---------------------
   (60)  Excess Available Funds (or Premium Claim Amount)                                                 (60)         8,067,789.88
                                                                                                               ---------------------
   (61)  Deposit to Spread Account to Increase to Required Level                                          (61)                    -
                                                                                                               ---------------------
   (62)  Amount available for Noteholders' Accelerated Principle Amount                                   (62)         1,354,032.02
                                                                                                               ---------------------
   (63)  Amount available for Deposit into the Note Distribution Account                                  (63)         6,713,757.86
                                                                                                               ---------------------

VI.      CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

   (64)  Excess Available Funds After Amount to Increase Spread to Required
         Level (Line 60 - Line 61)                                                (64)      8,067,789.88
                                                                                       ------------------
   (65)  Spread Account Balance in Excess of Required Spread Balance              (65)        651,559.37
                                                                                       ------------------
   (66)  Total Excess Funds Available                                             (66)      8,719,349.25
                                                                                       ------------------
   (67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                        (67)    828,249,882.87
                                                                                       ------------------
   (68)  Required Pro Forma Class A Note Balance (87% x Line 9)                   (68)    826,895,850.85
                                                                                       ------------------
   (69)  Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)    (69)      1,354,032.02
                                                                                       ------------------
   (70)  Lesser of (Line 68) or (Line 69)                                         (70)      1,354,032.02
                                                                                       ------------------
   (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                           (71)         1,354,032.02
                                                                                                               ---------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

VII.         RECONCILIATION OF SPREAD ACCOUNT:                 INITIAL DEPOSIT                                       TOTAL
----         ---------------------------------                 ---------------                                       -----
   (72)  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS            30,741,017.02                                       30,741,017.02

   (73)  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                      (73)         29,165,209.40
         ADDITIONS TO SPREAD ACCOUNT                                                                           ---------------------


   (74)  Deposit from Collection Account (Line 61)                             (74)                 -
                                                                                    ------------------
   (75)  Investments Earnings                                                  (75)         23,509.84
                                                                                    ------------------
   (76)  Deposits Related to Subsequent Receivables
         Purchases                                                             (76)                 -
                                                                                    ------------------
   (77)  Total Additions                                                                                 (77)             23,509.84
                                                                                                               ---------------------

         SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                (78)         29,188,719.24
         AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                 ---------------------

   (79)  3% of the Ending Pool Balance (3% x Line 9)                           (79)     28,513,650.03
                                                                                    ------------------
   (80)  Floor Amount (2.0% of Original
         Pool Balance)                                        20,494,011.35    (80)                 -
                                                           ------------------       ------------------
   (81)  If a Spread Cap Event exists then 6% of
         the Ending Pool Balance                                          -    (81)                 -
                                                           -----------------       ------------------
   (82)  If a Trigger Event exists then an
         unlimited amount as determined by
         the Controlling Party                                                 (82)                 -
                                                                                    ------------------
   (83)  Spread Account Requirement                                                                      (83)         28,513,650.03
                                                                                                               ---------------------

         WITHDRAWALS FROM SPREAD ACCOUNT

   (84)  Withdrawal pursuant to Section 5.1(b) (Transfer
         Investment Earnings to the Collection Account)                        (84)         23,509.84
                                                                                    ------------------
   (85)  Withdrawal pursuant to Section 5.7(Spread
         Account Draw Amount)                                                  (85)                 -
                                                                                    ------------------
   (86)  Withdrawal pursuant to Section 5.7(b)(x)
         (Unpaid amounts owed to the Insurer)                                  (86)                 -
                                                                                    ------------------
   (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
         (Other unpaid amounts owed to the Insurer)                            (87)                 -
                                                                                    ------------------
   (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
         (Note Distribution Account - Class A Noteholders'
         Accelerated Principal Amount)                                         (88)        651,559.37
                                                                                    ------------------
   (89)  Withdrawal pursuant to Section 5.7(b)(xv)
         (Note Distribution Account - Class B Noteholders'
         Principal)                                                            (89)                 -
                                                                                    ------------------

   (90)  Total Withdrawals                                                     (90)        675,069.21
                                                                                    ------------------
                                                                                                         (91)            675,069.21
                                                                                                               ---------------------

         END OF PERIOD SPREAD ACCOUNT BALANCE                                                            (92)         28,513,650.03
                                                                                                               ---------------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

   (93)  Aggregate Principal Balance                                           (93)    950,455,000.98
                                                                                    ------------------
   (94)  End of Period Class A Note Balance                                    (94)    826,895,850.85
                                                                                    ------------------
   (95)  Line 93 less Line 94                                                  (95)    123,559,150.13
                                                                                    ------------------
   (96)  OC Level (Line 95 / Line 93)                                          (96)             13.00%
                                                                                    ------------------
   (97)  Ending Spread Balance as of a percentage of
         Aggregate Principal Balance (Line 92 / Line 93)                       (97)              3.00%
                                                                                    ------------------
   (98)  OC Percentage (Line 96 + Line 97)                                                               (98)                 16.00%
                                                                                                               ---------------------

IX. AMOUNTS DUE TO CERTIFICATEHOLDER

   (99)  Beginning of Period Class B Noteholder Balance                                                  (99)         92,700,567.30

   (100) Funds Available to the Class B Noteholder                                                      (100)          7,365,317.23

   (101) Remaining Balance to the Certificateholder                                                     (101)                     -

      For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:        (S)/Mike Wilhelms
           -----------------
Name:      Mike Wilhelms
           -------------
Title:     Sr. VP & Chief Financial Officer
           --------------------------------
Date:      5-Feb-2004
           ----------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:              01/01/2004
COLLECTION PERIOD ENDING:                 01/31/2004
PREV. DISTRIBUTION/CLOSE DATE:            01/12/2004
DISTRIBUTION DATE:                        02/12/2004
DAYS OF INTEREST FOR PERIOD:                      31
DAYS IN COLLECTION PERIOD:                        31
MONTHS SEASONED:                                   4

Original Pool Balance                                       $1,024,700,567.30

Beginning of Period Pool Balance                               972,173,646.55
Principal Reduction during preceding Collection Period          21,718,645.57
End of Period Pool Balance                                    $950,455,000.98

I.    COLLECTION
      PERIOD NOTE
      BALANCE
      CALCULATION:             CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
                               ---------        ---------        ---------        ---------        -------           -----
 (1)  Original
      Note
      Balance         (1)   $193,000,000.00  $280,000,000.00  $210,000,000.00  $249,000,000.00  $92,700,567.30  $1,024,700,567.30
                            ---------------  ---------------  ---------------  ---------------  --------------  -----------------
 (2)  Beginning
      of Period
      Note
      Balance         (2)    110,968,528.44   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     942,669,095.74

 (3)  Note
      Principal
      Payments        (3)     23,072,677.59             0.00             0.00             0.00    7,365,317.23      30,437,994.82

 (4)  Preliminary
      End of
      period Note
      Balance         (4)     87,895,850.85   280,000,000.00   210,000,000.00   249,000,000.00   85,335,250.07     912,231,100.92
                            ---------------  ---------------  ---------------  ---------------  --------------  -----------------
 (5)  Policy
      Claim
      Amount          (5)              0.00             0.00             0.00             0.00            0.00               0.00

 (6)  End of
      period Note
      Balance         (6)     87,895,850.85   280,000,000.00   210,000,000.00   249,000,000.00   85,335,250.07     912,231,100.92
                            ===============  ===============  ===============  ===============  ==============  =================
 (7)  Note Pool
      Factors
      (6)/(1)         (7)        45.5418916%     100.0000000%     100.0000000%     100.0000000%     92.0547226%        89.0241628%
                            ===============  ===============  ===============  ===============  ==============  =================

II.   NOTE
      INTEREST
      DISTRIBUTION
      AND CARRYOVER
      AMOUNT                   CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B          TOTAL
                               ---------        ---------        ---------        ---------         -------          -----
 (8)  Note Interest
      Payments        (8)        107,978.54       387,333.33       434,000.00       664,000.00      618,003.78       2,211,315.66

 (9)  Interest
      Carryover
      Amount          (9)              0.00             0.00             0.00             0.00            0.00               0.00

III.  DISTRIBUTION
      PER $1,000 OF
      ORIGINAL
      BALANCE                  CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B          TOTAL
                               ---------        ---------        ---------        ---------         -------          -----
 (10) Principal
      Distribution    (10)           119.55             0.00             0.00             0.00           79.45             199.00

 (11) Interest
      Distribution    (11)             0.97             1.38             2.07             2.67            6.67              13.76
                                     ------             ----             ----             ----           -----             ------
 (12) Total
      Distribution
      (10) + (11)     (12)           120.52             1.38             2.07             2.67           86.12             212.76

IV.   SERVICING FEE PAID TO THE SERVICER

 (13) Base Servicing Fee Paid for the Prior Collection Period                $1,822,825.59

 (14) Supplemental Servicing Fee Paid for the Prior Collection Period           333,835.98
                                                                             -------------
 (15) Total Fees Paid to the Servicer                                        $2,156,661.57

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                           CUMULATIVE              MONTHLY
                                                           ----------              -------
 (16) Original Number of Receivables         (16)            62,342
                                                             ------
 (17) Beginning of period number
      of Receivables                         (17)            60,895                 60,895

 (18) Number of Subsequent Receivables
      Purchased                              (18)                 0                      0

 (19) Number of Receivables becoming
      Liquidated Receivables during period   (19)               254                    195

 (20) Number of Receivables becoming
      Purchased Receivables during period    (20)                 0                      0

 (21) Number of Receivables paid off
      during period                          (21)             1,882                    494
                                                             ------                 ------
 (22) End of period number of Receivables    (22)            60,206                 60,206

VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                    ORIGINAL      PREV.MONTH        CURRENT
                                                    --------      ----------        -------
 (23) Weighted Average APR of the
      Receivables                            (23)      16.35%           16.35%           16.35%

 (24) Weighted Average Remaining Term
      of the Receivables                     (24)       62.8             59.8             58.8

 (25) Weighted Average Original Term
      of Receivables                         (25)       67.0             67.0             67.0

 (26) Average Receivable Balance             (26)    $16,437          $15,965          $15,787

 (27) Aggregate Realized Losses              (27)         $0         $428,449       $2,037,545

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

      Receivables with Scheduled Payment delinquent    UNITS         DOLLARS         PERCENTAGE
                                                       -----         -------         ----------
 (28) 31-60 days                             (28)       2,325       $36,077,439             3.80%

 (29) 61-90 days                             (29)         691        10,709,902             1.13%

 (30) over 90 days                           (30)         434         6,372,700             0.67%
                                                        -----       -----------             ----
 (31) Receivables with Scheduled Payment
      delinquent more than 30 days at
      end of period                          (31)       3,450       $53,160,040             5.59%

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

 (32) Total Net Liquidation Losses for the
      preceding Collection Period            (32)           2,037,544.88

 (33) Beginning of Period Pool Balance       (33)         972,173,646.55

 (34) Net Loss Rate                          (34)                  0.21%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

 (35) Aggregrate Principal Balance of
      Receivables extended during the
      preceding collection period            (35)           7,669,669.01

 (36) Beginning of Period Pool Balance       (36)         972,173,646.55

 (37) Monthly Extension Rate                 (37)                  0.79%

X.    PERFORMANCE TESTS:

    ROLLING AVERAGE DELINQUENCY RATE

      (38)   Delinquency Rate in Preceding
             Collection Period               (38)                1.80%
                                                    -----------------
      (39)   Delinquency Rate in Second
             Preceding Collection Period     (39)                1.29%
                                                    -----------------
      (40)   Delinquency Rate in Third
             Preceding Collection Period     (40)                0.55%
                                                    -----------------
      (41)   Rolling Average Delinquency
             Rate ((38) +(39) +(40)) / 3                                (41)    1.21%
                                                                                ----
      (42)   Rolling Average Delinquency
             Rate Trigger Level for the
             Preceding Collection Period                                (42)    5.00%
                                                                                ----
      (43)   Preceding Collection Period
             Rolling Average Delinquency
             Rate Compliance                                            (43)    PASS
                                                                                ----

    CUMULATIVE NET LOSS RATIO

      (44)   Cumulative Net Losses
             incurred prior to the
             Preceding Collection Period     (44)         $555,035.01
                                                    -----------------
      (45)   Net Loss incurred in Preceding
             Collection Period               (45)        2,037,544.88
                                                    -----------------
      (46)   Cumulative Net Losses           (46)        2,592,579.89
                                                    -----------------
      (47)   Original Pool Balance           (47)   $1,024,700,567.30
                                                    -----------------

      (48)   Cumulative Net Loss Ratio
             ((46) / (47))                                              (48)    0.25%
                                                                                ----
      (49)   Cumulative Net Loss Rate
             Trigger Level for the
             Preceding Collection Period                                (49)    3.00%
                                                                                ----
      (50)   Preceding Collection Period
             Cumulative Net Loss Rate
             Compliance                                                 (50)    PASS
                                                                                ----

    AVERAGE MONTHLY EXTENSION RATE

      (51)   Principal Balance of
             Receivables extended during
             preceding Collection Period     (51)                0.79%
                                                    -----------------
      (52)   Principal Balance of
             Receivables extended during
             the Second Preceding
             Collection Period               (52)                0.60%
                                                    -----------------
      (53)   Principal Balance of
             Receivables extended during
             the Third Preceding
             Collection Period               (53)                0.34%
                                                    -----------------
      (54)   Average Monthly Extension
             Rate ((51) +(52) +(53)) / 3                                (54)    0.58%
                                                                                ----
      (55)   Average Monthly Extension
             Rate Compliance (Extension
             Rate Maximum = 4%)                                         (55)    PASS
                                                                                ----

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    5-Feb-2004


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